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                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                    PROSPECTUS SUPPLEMENT DATED JUNE 20, 2008

This information supplements the Stock Funds Prospectus of First American Investment Funds, Inc., dated February 29, 2008, as previously supplemented March 26 and April 1, 2008 (the "Prospectus"). This supplement and the Prospectus constitute a current Prospectus. To request a copy of the Prospectus, please call 800-677-FUND.

PROPOSED CHANGE IN SUB-ADVISOR FOR INTERNATIONAL FUND

At a meeting held on June 18, 2008, the board of directors of First American Investment Funds, Inc., approved the appointment of Altrinsic Global Advisors, LLC ("Altrinsic") and Hansberger Global Investors, Inc. ("HGI") as sub-advisors to International Fund (the "fund"), subject to the approval of the fund's shareholders. A shareholder meeting to vote on the appointment of Altrinsic and HGI has been tentatively scheduled for September 18, 2008. Assuming shareholder approval is obtained, Altrinsic and HGI are expected to assume management of the fund from the fund's current sub-advisor, J.P. Morgan Investment Management Inc. ("JPMorgan"), shortly after the shareholder meeting. Information on Altrinsic and HGI, both of which currently act as sub-advisors for International Select Fund, can be found on page 62 of the fund's prospectus, under "Additional Information -- Management -- Sub-Advisors." A proxy statement containing more detailed information will be provided to the fund's shareholders before they are asked to vote on the appointments of Altrinsic and HGI.

PROPOSED "MANAGER-OF-MANAGERS" STRUCTURE FOR INTERNATIONAL FUND

At its meeting held on June 18, 2008, the board of directors also recommended that, in conjunction with approving Altrinsic and HGI as sub-advisors to International Fund, the shareholders of the fund approve a "manager-of-managers" structure for the fund whereby the fund's investment advisor, FAF Advisors, Inc. (the "advisor"), would be allowed to engage sub-advisors and materially amend sub-advisory agreements, upon approval of the fund's board of directors, without obtaining shareholder approval. The fund would be required to provide shareholders, in writing, with information about any new sub-advisors within 90 days of their hiring. This manager-of-managers proposal will be presented to the fund's shareholders for approval at the shareholder meeting tentatively scheduled for September 18, 2008.

FAF ADVISORS TO MANAGE A PORTION OF ASSETS OF INTERNATIONAL FUND

Effective immediately, the advisor will begin managing a portion of International Fund's assets to facilitate the transition from JPMorgan to Altrinsic and HGI. The advisor may utilize these assets to increase the fund's exposure to certain companies, countries, regions, or investment styles, and for such other reasons as it deems advisable. The advisor may invest these assets in stock and stock index futures and options contracts, forward foreign currency exchange contracts, other investment companies, exchange-traded funds, and money market instruments and other short-term securities, including money market funds advised by the advisor.

Walter A. French, Senior Equity Portfolio Manager for the advisor, will be primarily responsible for the day-to-day management of these assets.


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